Exhibit 99.1

Soluna Announces Monthly Business Update

ALBANY, NY, June 9, 2026 – Soluna Holdings, Inc. (“Soluna” or the “Company”) (NASDAQ: SLNH), a developer of green data centers for intensive computing applications, including Bitcoin mining and AI, announced its May 2026 project site-level operations, developments, and updates.

The Company has provided the following Corporate and Site Updates.

Key Company Metrics:

The monthly metrics are now available here.

Corporate Highlights:

●	Q1 2026 Earnings: Revenue Up 58% Year-Over-Year, Fourth Consecutive Quarter of Growth. Record hash rate, 147 MW under management, and Bitcoin hosting revenue up 178% YoY. Full results and presentation available at the Investor Center.

●	Soluna Acquires Full Ownership of Project Dorothy 1B, Completing Equity Consolidation of Dorothy 1 Campus. Soluna now holds 100% ownership of the Dorothy 1 campus, strengthening our position to advance the development of Dorothy 3 AI.

●	Soluna Regains Compliance with Nasdaq Listing Requirements

●	Soluna has engaged a top-tier investment bank experienced in financing AI infrastructure projects to lead capital raising for Kati 2.

●	Speed-to-Power: Who Can Actually Deliver It? Learn why speed-to-power has become the defining constraint in AI infrastructure, and how Soluna’s behind-the-meter model changes the math.

●	AMA: Answering Investors’ Most Recent Questions: CFO Mike Picchi answers the questions investors are asking most about Q1 results, capital strategy, the AI pipeline, and more.

●	Data Centre Magazine — May Cover Story: CEO John Belizaire joins the May cover story on speed to power and why behind-the-meter infrastructure is redefining how AI campuses get built.

●	Seeking Alpha — Miletus Research: Soluna’s 4.3 GW Pipeline: Independent research coverage on the scale and structure of Soluna’s power pipeline and what it means for the AI infrastructure opportunity.

●	Conversations in Cleantech: CEO John Belizaire joins Brightsmith’s podcast to walk through Soluna’s Renewable Computing platform, the AI energy bottleneck, and what’s next for the business. See more recent press and media coverage here.

●	Disruptor Investing on X Spaces Live: CEO John Belizaire discussed Soluna’s latest earnings report, operational milestones, and progress on its AI strategy.

Key Project Updates:

Project Dorothy 1A (25 MW, Bitcoin Hosting) / Project Dorothy 1B (25 MW, Bitcoin Prop-Mining):

●	D1A - transformer repair work noted in April was completed, and operations returned to full capacity for the month.
●	D1B - hosting deployments are in progress with Blockware and Saz Mining, with proprietary mining being consolidated. D1B now has 6 MDCs planned for hosting and 16 MDCs for prop mining. Prop mining will remain operational in the designated hosting MDCs until the balance of hosted miners are received.

Project Dorothy 2 (48 MW, Bitcoin Hosting):

●	Operations remained strong for the month, with all customers at full capacity.

Project Sophie (25 MW, Bitcoin Hosting):

●	Operations remained strong for the month, with all customers at full capacity.

Project Kati 1 (83 MW Under Construction, Bitcoin Hosting):

●	Operations at K1A Galaxy (48 MW) have remained steady this month.
●	Construction of K1B (35 MW, Soluna MDCs / Cormint Containers): Substantial completion was achieved for Phase 1 Cormint Containers (12 MW). Mechanical completion was achieved, and power commissioning was completed for the Phase 2 Soluna MDCs (9 MW). Construction on Phase 3 Soluna MDCs (14 MW) is ongoing and ahead of schedule.

Project Kati 2 (350+ MW, Under Development, AI/HPC Hosting):

●	Definitive joint venture agreement was signed with Metrobloks, replacing the previously announced non-binding Memorandum of Understanding (MOU).
●	The design team completed the initial design package.
●	A Request for Proposal (RFP) for the design-development and construction phase has been launched for Phase I – the first 100MW+ CIT.
●	Tenant due diligence continues with Hyperscalers and Neoclouds. Formal commercial negotiations have started with at least one potential tenant.

Project Dorothy 3 (300+ MW, Under Development, AI/HPC Hosting):

●	A definitive purchase agreement was signed with a landowner for 300 acres.
●	Environmental due diligence and survey work underway. Fiber studies launched.
●	Ongoing coordination with utilities to expand load and convert current BTC load to AI.
●	Local stakeholders continue to support project development and readiness for the planned Dorothy 3 expansion.

Project Grace (2 MW Under Development, AI/HPC Hosting):

●	PSSE/PSCAD modeling is in progress in collaboration with the Siemens PTI team.

Pipeline Highlights:

●	Project Annie, a 74MW Bitcoin hosting site, is being developed for a potential new customer. Capital formation and modular construction design activities have commenced, and ERCOT interconnection studies are nearing completion.
●	Projects Ellen, Hedy, and Rosa are advancing through the interconnection and transmission process.
●	Continuing to advance partnership opportunities and evaluate potential assets with multiple IPPs across the U.S.

Customer Success:

●	Completing MW deployments across new & expanding partnership agreements secured previously at Project Dorothy 1 & 2.

Briscoe Wind Farm (150 MW, Co-located to Project Dorothy):

●	Successfully integrated Briscoe Wind into Soluna’s operations, marking an important milestone following the acquisition.
●	Completed scheduled gearbox maintenance on select turbines during May. These repairs were expected, consistent with pre-acquisition assessments, and support the asset’s long-term reliability.

View Soluna’s recent AMA here.

Soluna’s updated glossary of terms is available here.

Safe Harbor Statement

This announcement contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business and our expectations with respect to the development, construction, commissioning, and operation of our project pipeline, including Project Kati 1, Project Kati 2, Project Grace, Project Dorothy 1B, Project Dorothy 3, Project Annie, Project Ellen, Project Hedy, and Project Rosa , and other statements that are predictive in nature. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “confident,” and similar statements. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on March 30, 2026. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by law.

About Soluna Holdings, Inc. (Nasdaq: SLNH)

Soluna is on a mission to make renewable energy a global superpower, using computing as a catalyst. The company designs, develops, and operates digital infrastructure that transforms surplus renewable energy into global computing resources. Soluna’s pioneering data centers are strategically co-located with wind, solar, or hydroelectric power plants to support high-performance computing applications, including Bitcoin Mining, Generative AI, and other compute-intensive applications. Soluna’s proprietary software MaestroOS(™) helps energize a greener grid while delivering cost-effective and sustainable computing solutions and superior returns. To learn more, visit solunacomputing.com and follow us on:

LinkedIn: https://www.linkedin.com/company/solunaholdings/

X (formerly Twitter): x.com/solunaholdings

YouTube: youtube.com/c/solunacomputing

Newsletter: bit.ly/solunasubscribe

Resource Center: solunacomputing.com/resources

Soluna regularly posts important information on its website and encourages investors and potential investors to consult the Soluna investor relations and investor resources sections of its website regularly.

Contact Information

Public Relations

West of Fairfax for Soluna

Soluna@westof.co